4. COMMON STOCK	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Notes to Financial Statements
NOTE 4 - COMMON STOCK	4. COMMON STOCK On January 10, 2013, the Company issued 818,930 shares of common stock as the third tranche of Commitment Shares pursuant to the Equity Line of Credit Agreement (Note 13).

Effective June 15, 2011 the Company effected a 37 to 1 forward stock split of the Company’s authorized and outstanding commons stock. As a result, the 5,151,000 shares outstanding increased to 190,587,000.  All share amounts have been retroactively adjusted for all periods presented.

On June 20, 2011, the Company closed a private placement for 2,100,000 units at a price of $0.50 per units for net proceeds of $1,045,436 after share issue costs. Each unit consists of one share of our common stock and one-half of one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one share of our common stock at a purchase price of $0.75 for a period of three years.

Effective June 30, 2011 and in connection with the acquisition of an option to purchase a mineral property, certain shareholders surrendered 142,950,000 common shares of the Company. As a result of the Company’s cancellation of these shares, the Company’s outstanding shares of common stock decreased to 49,737,000.

On January 11, 2012, the Company closed a private placement for 1,334,000 units at a price of $0.75 per unit for proceeds of $1,000,500. Each unit consists of one share of our common stock and one-half of one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one share of the Company’s common stock at a purchase price of $1.00 for a period of three years. In connection with the private placement the Company paid $6,962 in share issuance costs.

On September 12, 2012, the Company issued 50,000 shares to a consultant under a contract entered into on July 18, 2012 to provide fund raising services to the Company. The shares were measured on the contract date. The closing price of the Company’s stock on July 18, 2012 was $0.43 and therefore the transaction was valued at $21,500.

On September 25, 2012, the Company issued 500,000 shares to a consultant under a contract to provide various corporate finance advisory services to the Company. The shares were measured on the contract date. The closing price of the Company’s stock on September 5, 2012 was $0.21 and therefore the transaction was valued at $105,000.

On October 22, 2012, the Company issued 150,015 shares of common stock as the first tranche of Commitment Shares pursuant to the Equity Line of Credit Agreement.

On October 26, 2012, the Company issued 517,835 restricted shares of common stock on a cashless basis pursuant to the exercise of warrants issued in connection with the convertible debentures.

On October 26, 2012, the Company issued 38,347 restricted shares of common stock on a cashless basis pursuant to the exercise of finder’s warrants issued in connection with the Equity Line of Credit Agreement.

On November 19, 2012, the Company issued 173,913 shares of common stock as the second tranche of Commitment Shares pursuant to the Equity Line of Credit Agreement.